                                                                      Exhibit 24
                                                                      ----------


                             GRUBB & ELLIS COMPANY
                               POWER OF ATTORNEY

                           S-8 Registration Statement
                           --------------------------


     Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Registration Statement covering shares of the common stock of Grubb & Ellis Company issuable pursuant to a) the Company's 2000 Stock Option Plan (the "Plan"), and b) the stock purchase and bonus stock provisions of the employment agreement between the Company and Barry M. Barovick (the "Agreement"); and any amendments to the Plan and/or the Agreement; and any future Registration Statements for additional shares to be issued under the Plan and/or the Agreement, and any amendments thereto; and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

     This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute collectively, one instrument.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be effective this 25th day of May, 2001.


/s/ Ian C. Morgan                       /s/ Reuben S. Leibowitz
---------------------------------       ---------------------------------
Ian C. Morgan                           Reuben S. Leibowitz


/s/ R. David Anacker                    /s/ Joe F. Hanauer
---------------------------------       ---------------------------------
R. David Anacker                        Joe F. Hanauer


/s/ Barry M. Barovick                   /s/ C. Michael Kojaian
---------------------------------       ---------------------------------
Barry M. Barovick                       C. Michael Kojaian


/s/ Todd Williams
---------------------------------
Todd Williams

                             GRUBB & ELLIS COMPANY
                               POWER OF ATTORNEY


                           S-8 Registration Statement
                           --------------------------

     The undersigned President and Chief Executive Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in his capacity as President and Chief Executive Officer of the Company, to sign the Registration Statement covering shares of the common stock of Grubb & Ellis Company issuable pursuant to a) the Company's 2000 Stock Option Plan (the "Plan"), and b) the stock purchase and bonus stock provisions of the employment agreement between the Company and Barry M. Barovick (the "Agreement"); and any amendments to the Plan and/or the Agreement; and any future Registration Statements for additional shares to be issued under the Plan and/or the Agreement, and any amendments thereto; and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be effective this 25th day of May, 2001.


                                           /s/ Barry M. Barovick
                                           ---------------------
                                           Barry M. Barovick
                                           President and Chief Executive Officer

                             GRUBB & ELLIS COMPANY
                               POWER OF ATTORNEY


                           S-8 Registration Statement
                           --------------------------

     The undersigned Senior Vice President and Chief Financial Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in his capacity as Senior Vice President and Chief Financial Officer of the Company, to sign the Registration Statement covering shares of the common stock of Grubb & Ellis Company issuable pursuant to a) the Company's 2000 Stock Option Plan (the "Plan"), and b) the stock purchase and bonus stock provisions of the employment agreement between the Company and Barry M. Barovick (the "Agreement"); and any amendments to the Plan and/or the Agreement; and any future Registration Statements for additional shares to be issued under the Plan and/or the Agreement, and any amendments thereto; and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be effective this 25th day of May, 2001.



                                              /s/ Blake Harbaugh
                                              ------------------
                                              Blake Harbaugh
                                              Senior Vice President and
                                              Chief Financial Officer

                             GRUBB & ELLIS COMPANY
                              BOARD OF DIRECTORS

                                  RESOLUTIONS

                              September 12, 2000

                            2000 Stock Option Plan
                            ----------------------

     WHEREAS, the Board of Directors (the "Board") of Grubb & Ellis Company, a Delaware corporation (the "Corporation") has determined that it is in the best interests of the Corporation and its stockholders to adopt a new stock option plan, in order to attract and retain key employees of the Corporation.

Adoption of the 2000 Stock Option Plan

     NOW, THEREFORE, BE IT RESOLVED, that a new stock option plan (the "Plan") shall be adopted effective November 16, 2000 upon stockholder approval of the
Plan,. . . . . .

Registration of Common Stock

     RESOLVED, that the Board hereby authorizes and approves the registration, issuance and sale of up to 1,500,000 Shares which will be issued pursuant to the provisions of the Plan from time to time; and

     RESOLVED FURTHER, that the filing with the Securities and Exchange Commission (the "Commission"), in accordance with the Securities Act of 1933, as amended, and in conformity with the rules and regulations thereunder, of a registration statement on Form S-8 relating to the securities issuable pursuant to the Plan (the "Registration Statement"), be hereby authorized and approved; that the signing of the Registration Statement on behalf of the Corporation by the appropriate Corporate Officers, or any one of them, with such additions thereto, changes therein or deletions therefrom as such Corporate Officers signing the same on behalf of the Corporation may deem necessary or advisable (such signing to be conclusive evidence that such Corporate Officers signing the same considers such additions, changes or deletions necessary or advisable), be hereby authorized and approved; and that the execution thereof by such Corporate Officers, as required by the rules and regulations of the Commission, be hereby authorized and approved; and

     RESOLVED FURTHER, that the appropriate Corporate Officers, or any one of them, be hereby authorized to prepare, execute and file with the Commission, on behalf of the Corporation, any amendments to the Registration Statement as they may in their discretion deem necessary or advisable; and

     RESOLVED FURTHER, that the Board hereby authorizes the appointment of the following Corporate Officers, and each of them, to act as the attorneys with full power of substitution for the President and Chief Executive Officer (or in the absence thereof - a member of the Office of the President), and the Senior Vice President and Chief Financial Officer, respectively, in the event that either or both such officers are unavailable to sign the Registration Statement, for the specific purpose of signing and filing with the Commission, on behalf of each such person as officer of the Company, the Registration Statement, and any and all amendments or supplements thereto, and any and all instruments or documents filed as part of or in conjunction with such filings or amendments or supplements thereto and hereby ratifies all that said attorneys or any of them may do or have done in the past in connection with such powers of attorney:

     Brian D. Parker          Executive Vice President
     Robert J. Walner         Senior Vice President and Corporate Secretary
     Carol M. Vanairsdale     Vice President and Assistant Secretary

     RESOLVED FURTHER, that the appropriate Corporate Officers, or any one of them, be hereby appointed as the true and lawful attorney of the Corporation, with full power to act and with full power of substitution, to sign the Registration Statement and any amendment or amendments thereto for or on behalf of the Corporation; and

     RESOLVED FURTHER, that Robert J. Walner, Senior Vice President and General Counsel, be hereby designated as an agent for service with respect to the Registration Statement (including all amendments thereto) with all the powers provided in the rules and regulations of the Commission with respect to agents for service; and

 . . . . .

General Authorization

     RESOLVED, that there is hereby adopted the form of any and all resolutions, as having been adopted by this Board, which the appropriate Corporate Officers, and each of them, shall determine as necessary and desirable to implement the Plan and fulfill regulatory requirements; and

     RESOLVED FURTHER, that the appropriate Corporate Officers, and each of them, are hereby authorized and directed to do any and all things, including the execution of any and all documents, which they, and each of them, shall deem necessary or appropriate, to effectuate the foregoing resolutions, and any prior actions of the officers of the Corporation in regard to each of the foregoing resolutions is hereby ratified and approved; provided, however, that nothing in these resolutions shall be construed to permit authority for any actions which are reserved for the Board or the stockholders of the Corporation pursuant to the Certificate of Incorporation and the Bylaws.

                             GRUBB & ELLIS COMPANY

                              BOARD OF DIRECTORS
                                  RESOLUTIONS

                                April 16, 2001

 . . . . .

     Restricted Stock

 . . . . .

          NOW, THEREFORE, BE IT RESOLVED, that the Company shall sell to Executive on August 13, 2001, 125,000 shares of Common Stock of the Company at a price per share in cash which is $.50 below the closing price on the New York Stock Exchange on the trading day next preceding the date of purchase; and

 . . . . .

     Bonus Compensation Payable in Stock

 . . . . .

          NOW, THEREFORE, BE IT RESOLVED, that the Company shall issue Bonus Stock to Executive pursuant to the terms of the Agreement if so elected by Executive; and

 . . . . .

     Registration of Common Stock

          RESOLVED FURTHER, that the Board hereby authorizes and approves the registration of the 125,000 Shares of Restricted Stock and 200,000 Shares of Bonus Stock (the "Securities"); and

          RESOLVED FURTHER, that the filing with the Securities and Exchange Commission (the "Commission"), in accordance with the Securities Act of 1933, as amended, and in conformity with the rules and regulations thereunder, of a registration statement on Form S-8 relating to the Securities issuable hereunder (the "Registration Statement"), is hereby authorized and approved; that the signing of the Registration Statement on behalf of the Company by the appropriate Corporate Officers, or any one of them, with such additions thereto, changes therein or deletions therefrom as such Corporate Officers signing the same on behalf of the Company may deem necessary or advisable (such signing to be conclusive evidence that such Corporate Officers signing the same considers such additions, changes or deletions necessary or advisable), be hereby authorized and approved; and that the execution thereof by such Corporate

Officers, as required by the rules and regulations of the Commission, is hereby authorized and approved; and

          RESOLVED FURTHER, that the appropriate Corporate Officers, or any one of them, are hereby authorized to prepare, execute and file with the Commission, on behalf of the Company, any amendments to the Registration Statement as they, and each of them, may in their discretion deem necessary or advisable; and

          RESOLVED FURTHER, that the Board hereby authorizes the appointment of the following Corporate Officers, and each of them, to act as the attorneys with full power of substitution for Messrs. Barovick and Blake Harbaugh (Senior Vice President and Chief Financial Officer), in the event that either or both such officers are unavailable to sign the Registration Statement, for the specific purpose of signing and filing with the Commission, on behalf of each such person as officer of the Company, the Registration Statement, and any and all amendments or supplements thereto, and any and all instruments or documents filed as part of or in conjunction with such filings or amendments or supplements thereto and hereby ratifies all that said attorneys or any of them may do or have done in the past in connection with such powers of attorney:

          Brian D. Parker          Executive Vice  President
          Robert J. Walner         Senior Vice President and Corporate Secretary
          Carol M. Vanairsdale     Vice President and Assistant Secretary

          RESOLVED FURTHER, that the appropriate Corporate Officers, or any one of them, is hereby appointed as the true and lawful attorney of the Company, with full power to act and with full power of substitution, to sign the Registration Statement and any amendment or amendments thereto for or on behalf of the Company; and

          RESOLVED FURTHER, that the appropriate Corporate Officers, or any one of them, including, but not limited to Robert J. Walner, Senior Vice President and Corporate Secretary, and Carol Vanairsdale, Vice President and Assistant Secretary, are hereby authorized to sign the Registration Statement and any amendment or amendments thereto for or on behalf of the Board as the administrator of the Agreement, the 2000 Plan, and the Stock Purchase Agreement, with respect to securities issued and/or issuable thereunder; and

          RESOLVED FURTHER, that Robert J. Walner, Senior Vice President and General Counsel, is hereby designated as an agent for service with respect to the Registration Statement (including all amendments thereto) with all the powers provided in the rules and regulations of the Commission with respect to agents for service;

 . . . . .

General Authorization
---------------------

          RESOLVED FURTHER, that there is hereby adopted the form of any and all resolutions, as having been adopted by this Board, which the Corporate Officers, and each of them, shall determine as necessary or desirable to effectuate the foregoing resolutions; and

          RESOLVED FURTHER, any actions heretofore taken by the Corporate Officers, or any one of them acting alone, in connection with the foregoing, are hereby ratified, confirmed and approved in all respects; and

          RESOLVED FURTHER, that the appropriate Corporate Officers, and each of them, are hereby authorized and directed to do any and all things, including the execution of any and all documents and the authorization of the payment of expenses, that they, and each of them, shall deem necessary or appropriate to effectuate the foregoing resolutions; provided, that nothing herein shall be construed to permit authority for any actions which are reserved for the Board or the stockholders of the Company pursuant to the Certificate of Incorporation or the Bylaws.